Exhibit 99.1

Faraday Future Breaks New Ground in Emerging GPT AI
Technology, Announces its Generative AI Product Stack

●	FF’s Generative AI Product Stack will offer the first ever Generative AI capability in the automotive sector for in-vehicle usage.

●	The product stack combines FF’s foundational capabilities such as its industry-leading computing platform, advanced operating system, ultra-fast internet connectivity, AI and natural language processing abilities, multiple displays, with demonstrated generative AI capability to give extraordinary abilities to users.

Los Angeles, CA (May 2, 2023) -- Faraday Future Intelligent Electric Inc. (Nasdaq: FFIE) (“Faraday Future”, “FF” or “Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced the launch of FF’s Generative AI Product Stack, which will be integrated in the Company’s flagship vehicle, the FF 91. FF is one of the first automotive manufacturers to integrate and demonstrate generative AI capabilities in a vehicle.

Through this Generative AI Product Stack, the Company has integrated its foundational AI capabilities with advanced models such as ChatGPT, GPT-4, and others from companies such as OpenAI and Microsoft.

“While there have been many advancements in AI over the years, recent developments in generative AI have broadened access to the benefits of AI. What used to take a lot of time, manpower and specialized skill, can now be done in minutes. This is having a transformative impact on society and inspiring people to be more creative, build new things and solve new problems,” said Prashant Gulati, Head of Corporate Strategy at Faraday Future.

With this Generative AI Product Stack, the Company has the potential to scale to additional advanced generative AI models, giving extraordinary abilities to users.

“We have been investing in software, AI, and human machine interaction for a long time and that places us in a unique position to utilize these advances in AI. To use generative AI in a car, you need a powerful computing platform, robust operating system, internet connectivity, and suitable displays. Only the FF 91 has such an industry-leading computing platform, advanced operating system, ultra-high-speed internet connectivity, AI and natural language processing ability, with over 100 inches of displays, and a Generative AI Product Stack that will empower users to gradually utilize advanced generative models for a range of personalized applications in the vehicle – from complex text and voice queries, to image and video generation, stock analysis, live translations, search, entertainment, education, ecommerce, and more. The possibilities are limitless,” added Gulati.

Working with our FPO (Futurist Product Officer) community, and partner and developer ecosystem, FF plans to expand usage of safe and useful Generative AI applications through future updates. The Company will release more generative AI features in an upcoming launch event.

A video highlighting a conversational chatbot, Powered by ChatGPT, can be viewed here:

Video with English and Chinese subtitles: https://genesis-cdn.ff.com/press_room/2023APR/AI-GPT---EN-CN.mp4

Video with English subtitles only: https://genesis-cdn.ff.com/press_room/2023APR/AI-GPT--EN.mp4

Video with no subtitles: https://genesis-cdn.ff.com/press_room/2023APR/AI-GPT--.mp4

This chatbot integrates GPT-4 with FF’s natural language processing technology.

FF is taking a significant step toward transforming the future of mobility. As users gain access to limitless possibilities, the car becomes an evolving, intelligent, and interactive companion, setting a new benchmark in automotive innovation. The Company is excited to be at the forefront of this transformation and looks forward to sharing more information in the near future.

FF announced on April 14th the completion of the first production build FF 91 vehicle, coming off the production line at the FF ieFactory California, located in Hanford, California. This closely followed the recently announced official start of production of the FF 91 vehicle.

FF 91 Vehicle

The FF 91 vehicle is the only Ultimate Intelligent TechLuxury electric vehicle embodying the next-gen disruptive technology, tailored for the ultra-spire user. The FF 91 vehicle features an industry-leading 1,050 horsepower, an EPA-certified range of 381 miles, and 0-60 mph acceleration in 2.27 seconds.

It provides users a unique rear cabin intelligent Internet system, and a revolutionary user experience designed to create a mobile, connected, intelligent, and luxurious third Internet living space and user mobility ecosystem. Significant recent upgrades of systems and components to FF 91 – both in the EV area (powertrain, battery, charging, chassis, and interior) and I.A.I. area (Computing, sensing, communication, user interface) make FF 91 a leader in the ultra-luxury segment. The FF 91 Vehicle is the Company’s first production vehicle and flagship model that will be offered in both the U.S. and China markets.

Users can preorder an FF 91 vehicle via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/ or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English): https://apps.apple.com/us/app/id1454187098 or https://play.google.com/store/apps/details?id=com.faradayfuture.online,

(Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

FF is the pioneer of the Ultimate Intelligent TechLuxury ultra spire market in the intelligent EV era, and a disruptor of the traditional ultra-luxury car industry. FF is not just an EV company, but also a software-driven company of intelligent internet AI product.

FOLLOW FARADAY FUTURE:

https://www.ff.com/

https://www.ff.com/us/mobile-app/

https://twitter.com/FaradayFuture

https://www.facebook.com/faradayfuture/

https://www.instagram.com/faradayfuture/

www.linkedin.com/company/faradayfuture/

NO OFFER OR SOLICITATION

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include, among other things, statements regarding the anticipated start of delivery (SOD) plan and timing for our FF 91 Futurist vehicle (including required parts and completion of crash tests), additional funding and timing for receipt thereof, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include whether the Amended Shareholder Agreement between the Company and FF Top, dated as of January 13, 2023, complies with the listing requirements of The Nasdaq Stock Market LLC, the market performance of the shares of the Company’s common stock; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to timely satisfy the conditions precedent and close on the various financings previously disclosed by the Company and any future financings and timely receive required parts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; whether the Company and the City of Huanggang could agree on definitive documents to effectuate the non-binding Cooperation Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s prospectus supplement filed on April 20, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

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